UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

CAMBIUM NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38952	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3800 Golf Road, Suite 360

Rolling Meadows, Illinois 60008

(Address of principal executive offices)

+1 (345) 943-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	CMBM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☒	Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition

On February 10, 2020, Cambium Networks Corporation (the “Company”) issued a press release announcing financial results for the three-month period and year ended December 31, 2019. The press release contains forward-looking statements regarding the Company, and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release dated February 10, 2020 is furnished herewith as Exhibit 99.1. The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities

The Company has taken additional steps in connection with its previously announced corporate restructuring to continue to better align Cambium’s cost structure with current economic conditions and position the Company to achieve long-term targets and operating growth. The additional restructuring will only affect personnel, including contract employees, and is expected to be complete by the end of 2020. The Company will incur between $1.2 million and $1.4 million in personnel costs, including salary continuation and other benefits over the first three quarters of 2020.

Item 9.01(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated February 10, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBIUM NETWORKS CORPORATION

Dated: February 10, 2020	By:	/s/ STEPHEN CUMMING
	Name:	Stephen Cumming
	Title:	Chief Financial Officer